Trading account gains and losses (Tables)	12 Months Ended
Mar. 31, 2019
Net Trading Gains and Losses

Net trading gains (losses) for the fiscal years ended March 31, 2017, 2018 and 2019 are comprised of the following:

	2017	2018	2019
	(in millions of yen)
Trading account gains (losses)—net:
Trading securities	126,332	333,749	158,162
Derivative contracts:
Interest rate contracts	(209,361)	(63,260)	127,242
Foreign exchange contracts (1)	37,129	61,046	6,748
Equity-related contracts (2)	1,777	(98,807)	37,875
Credit-related contracts (3)	900	(2,076)	269
Other contracts	742	6,330	(1,455)

Total	(42,481)	236,982	328,841
Foreign exchange gains (losses)—net (4)	69,453	91,793	93,577

Net trading gains (losses)	26,972	328,775	422,418

Notes:

(1)	Amounts include gains and losses on currency swaps.
(2)	The net gain (loss) excluded from the assessment of the effectiveness of fair value hedges is included in the above table.
(3)

Amounts do not include the net loss of ¥7,594 million, ¥754 million and ¥736 million on the credit derivatives economically managing the credit risk of loans during the fiscal years ended March 31, 2017, 2018 and 2019, respectively. The net loss is recorded in Other noninterest expenses.

(4)

Amounts include realized and unrealized gains and losses on both derivative instruments and nonderivative instruments. Amounts on derivative instruments include gains and losses on forward foreign exchange contracts and currency options. Amounts on nonderivative instruments include translation gains and losses related to foreign currency-denominated debt securities reported as Trading securities.